UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2020

CymaBay Therapeutics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36500	94-3103561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 Gateway Blvd., Suite 110

Newark, CA 94560

(Address of principal executive offices)

(510) 293-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	CBAY	Nasdaq Global Select Market

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2020, CymaBay Therapeutics, Inc. (“CymaBay”) filed a certificate of amendment to its Amended and Restated Certificate of Incorporation, which increased the authorized number of shares of CymaBay’s common stock from 100,000,000 shares to 200,000,000 shares. The certificate of amendment is filed as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2020, CymaBay held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is a brief description of each matter considered and voted upon at the Annual Meeting, together with the final voting results. A more complete description of each matter is set forth in CymaBay’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 15, 2020 (the “Proxy Statement”).

Proposal 1: Election of Directors

CymaBay’s stockholders elected each of the five directors proposed by CymaBay for election, to serve until the 2021 annual meeting of stockholders, and until their successors are elected and have qualified, or until their earlier death, resignation or removal. The tabulation of votes on this matter was as follows:

Director Nominee	Shares Voted For	Shares Withheld
Sujal Shah	40,760,185	3,958,947
Caroline Loewy	40,787,647	3,931,485
Paul F. Truex	40,372,291	4,346,841
Kurt von Emster	40,536,702	4,182,430
Robert J. Wills, Ph.D.	40,616,275	4,102,857

There were 7,812,881 broker non-votes for this proposal.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

CymaBay’s stockholders ratified the appointment of Ernst & Young LLP as CymaBay’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The tabulation of votes on this matter was as follows:

Shares voted for:	51,294,207
Shares voted against:	284,399
Shares abstaining	953,407

There were no broker non-votes for this proposal.

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers as Disclosed in the Proxy Statement

CymaBay’s stockholders have approved, by advisory vote, the compensation of our named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	37,625,023
Shares voted against:	3,434,032
Shares abstaining	3,660,077

There were 7,812,881 broker non-votes for this proposal.

Proposal 4: Amendment of the CymaBay Amended and Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock

CymaBay’s stockholders have approved the amendment to CymaBay’s Amended and Restated Certificate of Incorporation. The tabulation of votes on this matter was as follows:

Shares voted for:	46,242,812
Shares voted against:	5,280,489
Shares abstaining	1,008,712

There were no broker non-votes for this proposal.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	CymaBay Therapeutics, Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CymaBay Therapeutics, Inc.

By:	/s/ Sujal Shah
Name:	Sujal Shah
Title:	President and Chief Executive Officer

Dated: June 26, 2020